PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                               STRONG VALUE FUNDS
                                 INVESTOR CLASS

                            STRONG ALL CAP VALUE FUND
                           STRONG DIVIDEND INCOME FUND
                            STRONG DOW 30 VALUE FUND
                         STRONG MID CAP DISCIPLINED FUND
                         STRONG SMALL COMPANY VALUE FUND
                           STRONG STRATEGIC VALUE FUND

                 Supplement to the Prospectus dated May 1, 2003


STRONG ALL CAP VALUE FUND

Effective October 20, 2003, the Strong All Cap Value Fund's name will be changed to the Strong Small/Mid Cap Value Fund. Any reference to the All Cap Value Fund will be replaced with Small/Mid Cap Value Fund. In addition, on page 1 of the prospectus, the first full paragraph under "What are the Funds' principal investment strategies?" is deleted and replaced with the following paragraph:

The SMALL/MID CAP VALUE FUND invests, under normal conditions, at least 80% of its net assets in stocks of small- and medium-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flows, or asset value. The Fund defines "small-capitalization companies" and "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell
2000(TM) Index and Russell Midcap(R) Index, respectively, at the time of investment. Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g. to manage investment risks, for liquidity, or to enhance the Fund's return). The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.












           The date of this Prospectus Supplement is August 20, 2003.


RT36923 08-03                                              VLU0803/WH3291 08-03